UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

MONOPAR THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39070	32-0463781
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Skokie Blvd., Suite 350, Wilmette, IL	60091
(Address of principal executive offices)	(Zip Code)

(847) 388-0349
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MNPR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

As previously reported, on August 28, 2023, Monopar Therapeutics Inc. (the “Company”) received a letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the previous 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), and the Company was provided an initial period of 180 calendar days, or until February 26, 2024 (the “Compliance Date”), to regain compliance with the Bid Price Requirement.

On February 27, 2024, the Company received a letter from Nasdaq notifying that the Company had been granted an additional 180-day extension to August 26, 2024 (“Extended Compliance Period”) to regain compliance with the Minimum Bid Price Requirement, in accordance with Nasdaq Listing Rule 5810(c)(3)(A). If at any time during the Extended Compliance Period, the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days or up to 20 business days in certain circumstances in NASDAQ's discretion, the Staff will provide written confirmation that the Company has achieved compliance with the Minimum Bid Price Requirement. If the Company cannot demonstrate compliance during the Extended Compliance Period, the Staff will provide notice that the Company’s common stock will be subject to delisting. At that time, the Company may appeal the Staff’s determination to a hearings panel.

The Company intends to continue to monitor the closing bid price of its common stock and will consider available options to regain compliance with the Minimum Bid Price Requirement, including potentially implementing a reverse stock split (if approved by the Company’s shareholders). There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement during the Extended Compliance Period or will otherwise be in compliance with other Nasdaq listing requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monopar Therapeutics Inc.

Date: February 28, 2024	By:	/s/ Kim R. Tsuchimoto
	Name:	Kim R. Tsuchimoto
	Title:	Chief Financial Officer and Director